UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 4, 2026

Summit Therapeutics Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36866	37-1979717
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Brickell Key Drive, Suite 1000, Miami, FL		33131
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (305) 203-2034

Not applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.01 par value per share	SMMT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On November 4, 2026, Summit Therapeutics Inc. (the “Company”) issued a press release announcing its financial results and operational progress for the third quarter ended September 30, 2026. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 2.02 as if fully set forth herein.

In accordance with General Instruction B.2 of Form 8-K, the information set forth under Item 2.02 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in Item 5.07 below, on November 4, 2026, the Company held its Special Meeting of Stockholders (the “Special Meeting”), at which the Company’s stockholders approved an amendment (“Amendment No. 3”) to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock by 1,000,000,000 (from 1,000,000,000 to 2,000,000,000). On November 4, 2026, the Company filed Amendment No. 3 with the Secretary of State of the State of Delaware, which became effective upon filing.

The foregoing description of Amendment No. 3 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 3, a copy of which is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 4, 2026, the Company held the Special Meeting. The stockholders of the Company of record as of the close of business on October 1, 2026 were asked to vote on Amendment No. 3, which would increase the number of authorized shares of the Company’s common stock by 1,000,000,000 (from 1,000,000,000 to 2,000,000,000) (the “Proposal”). The Proposal was approved at the Special Meeting by the requisite vote of the Company’s stockholders in accordance with the recommendation of the Company’s Board of Directors. Set forth below is the number of votes cast for, against, as well as the number of abstentions and broker non-votes, as to the Proposal:

Proposal	For	Against	Abstain	Broker Non-Votes
Approval of the amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of common stock by 1,000,000,000 (from 1,000,000,000 to 2,000,000,000).	658,142,561	1,983,511	3,134,826	—

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Amendment No. 3 to Restated Certificate of Incorporation of Summit Therapeutics Inc., dated November 4, 2026
99.1	Press Release, dated November 4, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUMMIT THERAPEUTICS INC.

Date: November 4, 2026	By:	/s/ Manmeet S. Soni
Chief Operating Officer, Chief Financial Officer and Director
(Principal Financial Officer)